Exhibit 10.2

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Agreement”), dated as of July 3, 2024, is entered into by and among CORNER GROWTH ACQUISITION CORP., an exempted company formed under the laws of the Cayman Islands (“CGAC”), CGA SPONSOR, LLC, a Delaware limited liability company (“Sponsor”) (CGAC and Sponsor, collectively, the “Corner Parties”), Noventiq Holdings PLC, a Cayman Islands exempted company (“Noventiq”), Noventiq Holding Company, a Cayman Islands company (“PubCo”), Noventiq Merger 1 Limited, a Cayman Islands exempted company (“Merger Sub 1”), and Corner Growth SPAC Merger Sub., Inc., a Cayman Islands exempted company (“Merger Sub 2”) (Noventiq, PubCo, Merger Sub 1, and Merger Sub 2, collectively, the “Noventiq Parties”) (each of the Corner Parties and the Noventiq Parties, a “Party” and all, collectively, the “Parties”).

RECITALS

WHEREAS, on December 29, 2023, CGAC and the Noventiq Parties entered into an Amended & Restated Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”);

WHEREAS, the Parties no longer wish to proceed with the BCA;

WHEREAS, each of the Managers of Sponsor and the Boards of Directors of each of CGAC and Noventiq has approved the execution, delivery and performance by such Party of this Agreement and the transactions contemplated hereby.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the BCA.

ARTICLE II

MUTUAL TERMINATION OF BCA

SECTION 2.1. Termination. The BCA shall be terminated in its entirety effective July 3, 2024, and will be null and void, and there shall be no liability or obligation on the part of CGAC, the Noventiq Parties, or any of their respective Subsidiaries or Affiliates under the BCA, except that the confidentiality provisions in the BCA shall survive any termination of the BCA and remain in full force and effect. The Parties hereto acknowledge that, by virtue of the termination of the BCA, all other Transaction Documents shall also terminate with effect from July 3, 2024.

ARTICLE III

NOVENTIQ PAYMENTS

SECTION 3.1. Noventiq shall pay Ten Million Five Hundred Thousand Dollars (USD $10,500,000) to or for the benefit of CGAC and in the manner and at the times set forth in Schedule A.

SECTION 3.2. Confession of Judgment; Counsel Fees; Taxes.

(a)       CONFESSION OF JUDGMENT. IN ADDITION TO ALL OTHER REMEDIES SET FORTH IN THIS AGREEMENT AND ALL OTHER REMEDIES AVAILABLE UNDER APPLICABLE LAW, IF NOVENTIQ FAILS TO PAY ANY AMOUNTS DUE UNDER SECTION 3.1, AS FURTHER DETAILED IN SCHEDULE A HERETO, IN FULL WITHIN FIVE (5) DAYS AFTER ANY SUCH AMOUNT IS DUE TO BE PAID (AN “EVENT OF DEFAULT”), NOVENTIQ HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW DESIGNATED BY THE CORNER PARTIES TO APPEAR IN THE SUPERIOR COURT OF THE STATE OF DELAWARE IN AND FOR NEW CASTLE COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND TO CONFESS JUDGMENT AGAINST NOVENTIQ, WITHOUT PRIOR NOTICE HEARING, IN FAVOR OF THE CORNER PARTIES, FOR AND IN THE FULL AMOUNT OF ALL UNPAID AND DUE BALANCES UNDER THIS AGREEMENT. AS SOON AS PRACTICABLE, BUT NO LATER THAN BUSINESS (7) DAYS, FOLLOWING THE EXECUTION OF THIS AGREEMENT, NOVENTIQ SHALL PROVIDE AN EXECUTED AFFIDAVIT IN SUPPORT OF SUCH CONFESSION OF JUDGMENT IN THE FORM ATTACHED HERETO AS EXHIBIT A (THE “CONFESSION OF JUDGMENT AFFIDAVIT”). THE CONFESSION OF JUDGMENT AFFIDAVIT WILL BE HELD IN TRUST BY THE CORNER PARTIES’ COUNSEL SO LONG AS NOVENTIQ COMPLIES WITH ITS PAYMENT OBLIGATIONS HEREUNDER, BUT MAY BE FILED OR OTHERWISE ENROLLED UPON AN EVENT OF DEFAULT. IF THE CONFESSION OF JUDGMENT AFFIDAVIT IS SO FILED, THE CORNER PARTIES WILL ACKNOWLEDGE PARTIAL SATISFACTION FOR ANY PAYMENTS RECEIVED PRIOR TO SUCH DEFAULT, PROVIDED THE SAME MAY BE DONE WITHOUT PREJUDICE TO THE AMOUNT REMAINING DUE ON THE CONFESSION OF JUDGMENT.

(b)       From the date of this Agreement until all payments pursuant to Section 3.1 have been made, Noventiq undertakes that it will retain ownership and control, directly or indirectly, of Noventiq Service India Private Limited.

(c)       Noventiq agrees to pay or cause to be paid within ten (10) calendar days of a written demand with supporting documentation all fees, costs and expenses incurred by the Corner Parties, in enforcing and collecting any portion of the payments set forth in Section 3.1, as further detailed in Schedule A hereto (including if the Corner Parties retain counsel for advice, suit, appeal, insolvency or other proceedings related to enforcement of such breach).

2

SECTION 3.3. Taxes. All payments due under this Agreement shall be paid in full, without deduction of taxes or other fees which may be imposed by any government or other entity.

ARTICLE IV

RELEASES AND COVENANT NOT TO SUE

SECTION 4.1. Corner Parties Releases. Effective as of the date when Noventiq has paid in full all the amounts set forth in Section 3.1, as further detailed in Schedule A (the “Effective Date”), each of the Corner Parties, for itself and its respective officers, directors, members, managers, predecessor entities, successors and assigns, parents, subsidiaries, and Affiliates (“Corner Releasing Parties”), fully release and discharge each of the Noventiq Parties, and their respective parents, subsidiaries and Affiliates and each of their respective officers, directors, managers, managing directors, partners, members, predecessor entities, successors and assigns, parents, subsidiaries, Affiliates, stockholders, employees, attorneys, accountants and other advisors and agents (collectively, “Corner Released Persons”) from any and all claims, actions, causes of action, demands and charges of whatever nature, known or unknown, arising out of, or relating to any of the BCA, the Transaction Documents or the transactions contemplated thereby and including any acts, omissions, disclosure or communications related to the BCA, the Transaction Documents or the transactions contemplated thereby (the “Corner Released Claims”); provided that, for the avoidance of doubt, nothing contained herein shall be deemed to release any party hereto from its obligations under this Agreement, or the provisions of the BCA expressly deemed to survive under this Agreement.

SECTION 4.2. Noventiq Releases. Effective on the date of this Agreement, each of the Noventiq Parties, for itself and its respective officers, directors, members, managers, predecessor entities, successors and assigns, parents, subsidiaries, and Affiliates (“Noventiq Releasing Parties”), fully release and discharge each of the Corner Parties and their respective parents, subsidiaries and Affiliates and each of their respective officers, directors, managers, managing directors, partners, members, predecessor entities, successors and assigns, parents, subsidiaries, Affiliates, stockholders, employees, attorneys, accountants and other advisors and agents (collectively, “Noventiq Released Persons,” and together with the CGAC Released Persons, the “Released Persons”) from any and all claims, actions, causes of action, demands and charges of whatever nature, known or unknown, arising out of, or relating to any of the BCA, the Transaction Documents or the transactions contemplated thereby and including any acts, omissions, disclosure or communications related to the BCA, the Transaction Documents or the transactions contemplated thereby (the “Noventiq Released Claims,” and together with the Corner Released Claims, the “Released Claims”); provided that, for the avoidance of doubt, nothing contained herein shall be deemed to release any party hereto from its obligations under this Agreement, or the provisions of the BCA expressly deemed to survive under this Agreement.

SECTION 4.3. Scope of Release and Discharge. The Parties acknowledge and agree that they may be unaware of or may discover facts in addition to or different from those which they now know or believe to be true related to or concerning the Released Claims. The Parties know that such presently unknown or unappreciated facts could materially affect the claims or defenses of a Party or Parties. It is nonetheless the intent of the Parties to give a full and complete release and discharge of the Released Claims. To that end, with respect to the Released Claims only, the Parties expressly waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or of any state or territory of the United States or of any other relevant jurisdiction, or principle of common law, which is similar, comparable or equivalent to § 1542 of the California Civil Code. With respect to the Released Claims only, the Parties expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of § 1542 of the California Civil Code, which provides:

3

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

SECTION 4.4. Covenant Not to Sue. Effective as of the date of this Agreement, each of the Parties hereto covenants, on behalf of itself; in the case of the Corner Parties, on behalf of the Corner Releasing Parties; in the case of the Noventiq Parties on behalf of the Noventiq Releasing Parties, not to bring any Released Claim before any court, arbitrator, or other tribunal in any jurisdiction, whether as a claim, a cross-claim, counterclaim or otherwise; provided that, for the avoidance of doubt, nothing contained herein shall be deemed to prevent any Party hereto from enforcing its rights under this Agreement, or the provisions of the BCA expressly deemed to survive under this Agreement. Any Released Person may plead this Agreement as a complete bar to any Released Claim brought in derogation of this covenant not to sue.

SECTION 4.5. Accord and Satisfaction. This Agreement and the releases reflected herein shall be effective as a full and final accord and satisfaction and release of the Corner Released Claims and the Noventiq Released Claims.

ARTICLE V REPRESENTATIONS

AND WARRANTIES

SECTION 5.1. Representations and Warranties. Each of the Parties hereto represents and warrants to the other Parties that:

(a)       It has duly executed and delivered this Agreement and is fully authorized to enter into and perform this Agreement and every term hereof and no further consents or approvals are required;

(b)       It has been represented by legal counsel in the negotiation and joint preparation of this Agreement, has received advice from legal counsel in connection with this Agreement and is fully aware of this Agreement’s provisions and legal effect;

(c)       It enters into this Agreement freely, without coercion, and based on its own judgment and not in reliance upon any representations or promises made by the other Party, apart from those set forth in this Agreement; and

4

(d)       It has the authority, and has obtained all necessary approvals, including but not limited to approval of the Parties’ respective Boards of Directors, as necessary, to enter into this Agreement and all the releases, undertakings, covenants, representations, warranties and other obligations and provisions contained in this Agreement.

ARTICLE VI

GENERAL PROVISIONS

SECTION 6.1. Required Disclosure. The Parties acknowledge and agree that, following the execution of this Agreement by all Parties (the “Applicable Date”), Corner may issue a Current Report on Form 8- K reporting the execution of this Agreement in the form and timing mutually agreed to by the Parties; provided that in no event shall the Current Report on Form 8-K be issued later than four business days after the Applicable Date. The Parties shall mutually agree as to the timing (subject to the foregoing proviso) and contents of any press release or public announcement, or any additional communications required by Law or applicable stock exchange regulation in respect of this Agreement, the BCA or the transactions contemplated hereby and thereby.

SECTION 6.2. Mutual Non-Disparagement. The Parties promise and agree not to falsely disparage, falsely demean, or otherwise through false statements damage the reputation of one another or their respective past or present officers, directors, employees, agents, or representatives. The Parties agree that the prohibition in this Section 6.2 shall apply to the Parties and their respective officers, directors, managing agents and founders.

SECTION 6.3. Counterparts; Effectiveness. This Agreement may be executed in two or more consecutive counterparts (including by electronic signature), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by electronic signature or otherwise) to the other Parties.

SECTION 6.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a)       If to Corner Parties, to:

CGA Sponsor, LLC

809 Broadway, 11th Floor New York, NY 10003

Attn: David Katz, Esq.

Email: katz@cornercapitalmgmt.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn: Christian O. Nagler, P.C.

Email: christian.nagler@kirkland.com

5

(b)       If to Noventiq Parties, to:

Noventiq Holdings PLC

26-28 Hammersmith Grove, London, UK W6 7HA

Attn: Warren Davies

Email: warren.davies@noventiq.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

99 Bishopsgate, London, UK EC2M 3XF

Attn: J. David Stewart, Esq.

Email: j.david.stewart@lw.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

SECTION 6.5. Governing Law; Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law principle, provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Superior Court of the State of Delaware in and for New Castle County or the United States District Court for the District of Delaware for the purposes of any Proceeding (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 6.5 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding in any such court is brought in an inconvenient forum, (y) the venue of such Proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth in Section 6.4 shall be effective service of process for any such Proceeding.

6

SECTION 6.6. WAIVER OF JURY TRIAL. THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES EACH HEREBY AGREE AND CONSENT THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

SECTION 6.7. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties; provided, however, that CGAC may assign its obligations and benefits under this Agreement to Sponsor without obtaining the consent of the Noventiq Parties. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and, subject to the preceding sentence, assigns.

SECTION 6.8. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in such jurisdiction or any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable. If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision and all other provisions hereof shall continue in full force and effect.

SECTION 6.9. Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Schedule A hereto, and the Confession of Judgment constitute the entire agreement of the Parties hereto with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof. The Parties acknowledge and agree that they have not relied on any representations, promises, or agreements of any kind made to them in connection with this Agreement, except for those set forth in this Agreement. Each Party hereto acknowledges and agrees that each of the non-party Released Persons are express third party beneficiaries of the releases of such non-party Released Persons contained in Sections 4.1, 4.2 and 4.3 and are entitled to enforce rights under such sections to the same extent that such non-party Released Persons could enforce such rights if they were a party to this Agreement. Except as provided in the preceding sentence, there are no third-party beneficiaries to this Agreement, and this Agreement is not otherwise intended to and shall not otherwise confer upon any Person other than the Parties hereto any rights or remedies hereunder.

7

SECTION 6.10. Headings. Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever.

SECTION 6.11. Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no provision of this Agreement shall be construed against any Party based on its authorship of any of the provisions of this Agreement.

[Signature Page Follows]

8

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

CORNER GROWTH ACQUISITION CORP.		CGA SPONSOR, LLC

By:	/s/ Marvin Tien	By:	/s/ Marvin Tien
	Marvin Tien		Marvin Tien
	Chief Executive Officer		Manager

NOVENTIQ HOLDINGS, PLC		Noventiq Holding Company

By:	/s/ Hervé Tessler	By:	/s/ Hervé Tessler
	Hervé Tessler		Hervé Tessler
	Chief Executive Officer		Chief Executive Officer

CORNER GROWTH SPAC MERGER SUB., INC.		NOVENTIQ MERGER 1 LIMITED

By:	/s/ Hervé Tessler	By:	/s/ Hervé Tessler
	Hervé Tessler		Hervé Tessler
	Chief Executive Officer		Chief Executive Officer

9